SL GREEN REALTY CORP.

FIRST QUARTER 2023 SUPPLEMENTAL DATA

March 31, 2023

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of March 31, 2023, the Company held interests in 60 buildings totaling 33.1 million square feet. This included ownership interests in 28.8 million square feet in Manhattan buildings and 3.4 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended March 31, 2023 that will be included on Form 10-Q to be filed on or before May 10, 2023.

Supplemental Information	2	First Quarter 2023

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	10

Comparative Balance Sheets	11

Comparative Statements of Operations	13

Comparative Computation of FFO and FAD	14

Consolidated Statement of Equity	15

Joint Venture Statements	16	-	17

Selected Financial Data	18	-	21

Debt Summary Schedule	22	-	23

Derivative Summary Schedule	24

Lease Liability Schedule	25

Debt and Preferred Equity Investments	26	-	28

Selected Property Data
Property Portfolio	29	-	33
Largest Tenants	34
Tenant Diversification	35
Leasing Activity	36	-	37
Lease Expirations	38	-	40

Summary of Real Estate Acquisition/Disposition Activity	41	-	44

Non-GAAP Disclosures and Reconciliations	46

Analyst Coverage	49

Executive Management	50

Supplemental Information	3	First Quarter 2023

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended in December 2018, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	First Quarter 2023

DEFINITIONS

Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development and redevelopment properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2023 are as follows:

Added to Same-Store in 2023:	Removed from Same-Store in 2023:
One Vanderbilt Avenue	2 Herald Square (redevelopment)
220 East 42nd Street	121 Greene Street (disposed)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the respective joint ventures.
Square Feet - Represents the rentable square footage at the time the property was acquired.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	First Quarter 2023

FIRST QUARTER 2023 HIGHLIGHTS Unaudited

NEW YORK, April 19, 2023 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net loss attributable to common stockholders for the quarter ended March 31, 2023 of $39.7 million and $0.63 per share as compared to net income of $7.8 million and $0.11 per share for the same quarter in 2021. Net loss attributable to common stockholders for the first quarter of 2023 was net of $78.5 million, or $1.14 per share, of depreciation and amortization, as compared to $47.0 million, or $0.67 per share, of depreciation and amortization for the same period in 2022.
The Company reported FFO for the quarter ended March 31, 2023 of $105.5 million and $1.53 per share as compared to FFO for the same period in 2022 of $115.8 million and $1.65 per share.
FFO for the first quarter of 2023 is net of $6.9 million, or $0.10 per share, of reserves on one debt and preferred equity investment and includes $20.3 million, or $0.29 per share, representing the Company's net share of holdover rent, interest and reimbursement of attorneys' fees collected by the joint venture that owns 2 Herald Square from former tenant, Victoria's Secret Stores LLC, and their guarantor, L Brands Inc., following the completion of legal proceedings against the tenant and guarantor. The Company's share of the judgment proceeds exceeded the amount included in the Company's 2023 earnings guidance by $8.7 million, or $0.13 per share.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 3.0% for the first quarter of 2023, or 5.3% excluding lease termination income, as compared to the same period in 2022.
During the first quarter of 2023, the Company signed 41 office leases in its Manhattan office portfolio totaling 504,682 square feet. The average rent on the Manhattan office leases signed in the first quarter of 2023, excluding leases signed at One Vanderbilt and One Madison, was $64.83 per rentable square foot with an average lease term of 6.3 years and average tenant concessions of 4.8 months of free rent with a tenant improvement allowance of $42.71 per rentable square foot. Twenty-four leases comprising 377,441 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $65.08 per rentable square foot, representing a 5.3% increase over the previous fully escalated rents on the same office spaces.
Occupancy in the Company's Manhattan same-store office portfolio was 90.2% as of March 31, 2023, consistent with the Company's expectations, inclusive of 290,491 square feet of leases signed but not yet commenced, as compared to 92.0% at the end of the previous quarter. The Company reaffirms its stated objective to increase occupancy, inclusive of leases signed but not yet commenced, in the Manhattan same-store office portfolio to 92.4% by December 31, 2023.
Significant leasing activity in the first quarter includes:
•Early renewal with CBS Broadcasting, Inc. for 184,367 square feet at 555 West 57th Street;
•Early renewal with GNYHA Management Corporation for 56,372 square feet at 555 West 57th Street;
•Expansion lease with TD Securities (USA) LLC for 25,171 square feet at 125 Park Avenue;
•New lease with Palo Alto Networks Inc. for a full tower floor at One Madison Avenue;
•New lease with Cohen Clair Lans Greifer & Simpson LLP for 17,586 square feet at 919 Third Avenue;
•Early renewal with IM Pro Makeup NY LLP for 17,258 square feet at 110 Greene Street;
•Renewal and expansion lease with Van Wagner Group, LLC for a total of 11,860 square feet at 800 Third Avenue;
•Early renewal with Entertainment Software Association for 10,799 square feet at 420 Lexington Avenue; and
•Expansion lease with Oxford 1 Asset Management USA Inc. for 10,392 square feet at 450 Park Avenue.
Investment Activity
In February, the Company, together with its joint venture partner, closed on the previously announced sale of the retail condominiums at 121 Greene Street for a gross sales price of $14.0 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity ("DPE") portfolio was $626.8 million at March 31, 2023, net of a $6.9 million loan loss reserve recorded on one investment during the first quarter of 2023. The portfolio had a weighted average current yield of 5.9%, or 10.7% excluding the effect of $288.7 million of investments that are on non-accrual. During the first quarter, the Company did not originate or acquire any new investments.

Supplemental Information	6	First Quarter 2023

FIRST QUARTER 2023 HIGHLIGHTS Unaudited

ESG
The Company received a 2023 ENERGY STAR Partner of the Year Sustained Excellence Award for the sixth consecutive year. This award honors organizations across the United States that have implemented distinguished corporate energy management programs. Among thousands of ENERGY STAR partners, SL Green was one of just 170 organizations to achieve the Sustained Excellence distinction.
The Company was named to Newsweek's list of America's Most Responsible Companies for 2023. This list honors 500 of the U.S.'s largest public corporations based on Newsweek's partnering with global research and data firm, Statista, and focuses on a holistic view of corporate responsibility that considers all three pillars of ESG: environment, social and corporate governance.
The Company earned a Great Place to Work Certificate for 2023 for the second consecutive year. The Great Place to Work Certification was the result of 85% of the Company's employees stating that SL Green is a great place to work, as compared to 57% at a typical company.
Dividends
In the first quarter of 2023, the Company declared:
•Three monthly ordinary dividends on its outstanding common stock of $0.2708 per share, which were paid on February 15, March 15, and April 17, 2023, equating to an annualized dividend of $3.25 per share of common stock; and
•A quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period January 15, 2023 through and including April 14, 2023, which was paid on April 17, 2023 and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, April 20, 2023, at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”
Research analysts who wish to participate in the conference call must first register at https://register.vevent.com/register/BI0a6778f7c67f4b2ab966ab929960a817.

Supplemental Information	7	First Quarter 2023

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022

Earnings Per Share
Net (loss) income available to common stockholders (EPS) - diluted	$(0.63)	$(1.01)	$0.11	$(0.70)	$0.11
Funds from operations (FFO) available to common stockholders - diluted	$1.53	$1.46	$1.66	$1.87	$1.65

Common Share Price & Dividends
Closing price at the end of the period	$23.52	$33.72	$40.16	$46.15	$81.18
Closing high price during period	$43.97	$41.96	$51.02	$81.20	$83.95
Closing low price during period	$19.96	$32.94	$39.15	$46.15	$69.96
Annual dividend per common share	$3.25	$3.25	$3.73	$3.73	$3.73

FFO payout ratio (trailing 12 months)	53.2%	54.4%	55.5%	54.2%	56.1%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	79.0%	79.0%	78.1%	70.7%	75.1%

Common Shares & Units
Common shares outstanding	64,373	64,380	64,316	64,302	64,124
Units outstanding	4,239	3,670	3,759	4,144	4,095
Total common shares and units outstanding	68,612	68,050	68,075	68,446	68,219

Weighted average common shares and units outstanding - basic	68,182	67,659	68,037	67,900	68,470
Weighted average common shares and units outstanding - diluted	68,774	68,650	68,897	69,020	70,228

Market Capitalization
Market value of common equity	$1,613,754	$2,294,646	$2,733,892	$3,158,783	$5,538,018
Liquidation value of preferred equity/units	407,943	407,943	407,943	407,943	407,943
Consolidated debt	5,599,489	5,535,962	5,637,386	3,906,445	4,134,717
Consolidated market capitalization	$7,621,186	$8,238,551	$8,779,221	$7,473,171	$10,080,678
SLG share of unconsolidated JV debt	6,196,174	6,172,919	6,134,631	5,851,875	5,774,751
Market capitalization including SLG share of unconsolidated JVs	$13,817,360	$14,411,470	$14,913,852	$13,325,046	$15,855,429

Consolidated debt service coverage (trailing 12 months)	2.93x	3.26x	3.80x	4.02x	3.81x
Consolidated fixed charge coverage (trailing 12 months)	2.39x	2.59x	2.90x	3.04x	2.90x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.78x	1.99x	2.16x	2.27x	2.25x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.57x	1.73x	1.85x	1.94x	1.92x

Supplemental Information	8	First Quarter 2023

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2023		12/31/2022	9/30/2022	6/30/2022	3/31/2022

Selected Balance Sheet Data
Real estate assets before depreciation	$9,243,706		$9,198,799	$9,462,329	$7,440,532	$7,758,232
Investments in unconsolidated joint ventures	$3,164,729		$3,190,137	$3,185,800	$3,074,200	$3,000,986
Debt and preferred equity investments	$626,803		$623,280	$663,985	$1,134,080	$1,107,870
Cash and cash equivalents	$158,937		$203,273	$201,267	$189,360	$223,674
Investment in marketable securities	$10,273		$11,240	$16,535	$26,260	$32,889

Total assets	$12,342,119		$12,355,794	$12,716,050	$10,704,883	$11,014,965

Consolidated fixed rate & hedged debt	$5,014,341		$5,015,814	$4,497,238	$3,086,297	$3,321,239
Consolidated variable rate debt	585,148		520,148	1,140,148	820,148	813,478
Total consolidated debt	$5,599,489		$5,535,962	$5,637,386	$3,906,445	$4,134,717
Deferred financing costs, net of amortization	(22,275)		(23,938)	(22,898)	(24,840)	(21,710)
Total consolidated debt, net	$5,577,214		$5,512,024	$5,614,488	$3,881,605	$4,113,007

Total liabilities	$7,361,827		$7,260,936	$7,492,143	$5,443,202	$5,723,829

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$10,502,715		$10,493,846	$8,789,696	$7,381,507	$7,630,374
Variable rate debt, including SLG share of unconsolidated JV debt	1,292,948	(1)	1,215,035	2,982,321	2,376,813	2,279,094
Total debt, including SLG share of unconsolidated JV debt	$11,795,663		$11,708,881	$11,772,017	$9,758,320	$9,909,468

Selected Operating Data
Property operating revenues	$195,042		$197,285	$162,952	$155,232	$156,031
Property operating expenses	(99,748)		(94,977)	(87,510)	(76,853)	(79,894)
Property NOI	$95,294		$102,308	$75,442	$78,379	$76,137
SLG share of unconsolidated JV Property NOI	129,739		102,930	99,313	101,483	100,149
Property NOI, including SLG share of unconsolidated JV Property NOI	$225,033		$205,238	$174,755	$179,862	$176,286
Investment income	9,057		11,305	29,513	20,407	19,888
Other income	19,476		16,284	19,991	25,806	12,045
Marketing general & administrative expenses	(23,285)		(24,224)	(21,276)	(23,522)	(24,776)
SLG share of investment income and other income from unconsolidated JVs	3,071		3,543	1,862	7,053	4,799
Income taxes	766		2,883	(129)	1,346	947
Transaction costs, including SLG share of unconsolidated JVs	(884)		(88)	(292)	(1)	(28)
Loan loss and other investment reserves, net of recoveries	(6,890)		—	—	—	—
EBITDAre	$226,344		$214,941	$204,424	$210,951	$189,161

(1) Does not reflect $149.9 million of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	9	First Quarter 2023

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022

Selected Operating Data
Property operating revenues	$190,215	$192,814	$157,451	$149,542	$150,557
Property operating expenses	88,279	86,992	77,440	68,296	69,655
Property NOI	$101,936	$105,822	$80,011	$81,246	$80,902

Other income - consolidated	$7,959	$1,573	$3,701	$7,010	$6,770

SLG share of property NOI from unconsolidated JVs	$129,617	$102,805	$98,211	$101,359	$100,066

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	14	13	13	12	12
Unconsolidated office buildings in service	11	12	12	12	11
	25	25	25	24	23

Consolidated office buildings in service - square footage	10,181,934	9,963,138	9,963,138	8,180,345	8,180,345
Unconsolidated office buildings in service - square footage	13,629,381	13,998,381	13,998,381	13,998,381	13,661,381
	23,811,315	23,961,519	23,961,519	22,178,726	21,841,726

Same-Store office occupancy (consolidated + JVs)	88.9%	91.5%	91.7%	91.7%	91.4%
Same-Store office occupancy inclusive of leases signed not yet commenced	90.2%	92.0%	92.8%	92.6%	93.0%

Office Leasing Statistics (Manhattan Operating Properties)
New leases commenced	20	32	27	24	26
Renewal leases commenced	15	10	10	11	11
Total office leases commenced	35	42	37	35	37

Commenced office square footage filling vacancy	80,072	91,474	80,211	72,344	45,085
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	384,041	228,847	84,673	261,288	251,331
Total office square footage commenced	464,113	320,321	164,884	333,632	296,416

Average starting cash rent psf - office leases commenced	$66.44	$72.23	$72.95	$72.68	$68.04
Previous escalated cash rent psf - office leases commenced (3)	$62.76	$79.59	$72.12	$70.10	$75.26
Increase (decrease) in new cash rent over previously escalated cash rent (2) (3)	5.9%	(9.2)%	1.2%	3.7%	(9.6)%
Average lease term	6.2	8.7	6.0	11.4	8.5
Tenant concession packages psf	$46.86	$80.14	$55.19	$100.39	$75.25
Free rent months	4.8	8.5	5.5	9.3	8.5

(1) Property data for in-service buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Previously escalated cash rent includes base rent plus all additional amounts paid by the previous tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	10	First Quarter 2023

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,576,927	$1,576,927	$1,715,371	$1,209,913	$1,352,610
Building and improvements	4,940,138	4,903,776	5,028,486	3,579,961	3,709,795
Building leasehold and improvements	1,700,376	1,691,831	1,676,811	1,666,935	1,654,571
Right of use asset - operating leases	1,026,265	1,026,265	1,041,661	983,723	983,723
	9,243,706	9,198,799	9,462,329	7,440,532	7,700,699
Less: accumulated depreciation	(2,100,804)	(2,039,554)	(2,005,922)	(1,961,766)	(1,938,804)
Net real estate	7,142,902	7,159,245	7,456,407	5,478,766	5,761,895

Other real estate investments:
Investment in unconsolidated joint ventures	3,164,729	3,190,137	3,185,800	3,074,200	3,000,986
Debt and preferred equity investments, net	626,803	623,280	663,985	1,134,080	1,107,870

Assets held for sale, net	—	—	—	—	49,757
Cash and cash equivalents	158,937	203,273	201,267	189,360	223,674
Restricted cash	198,325	180,781	183,811	87,701	83,644
Investment in marketable securities	10,273	11,240	16,535	26,260	32,889
Tenant and other receivables	36,289	34,497	41,334	40,909	41,257
Related party receivables	26,794	27,352	27,287	27,293	31,711
Deferred rents receivable	266,567	257,887	252,555	249,998	250,028
Deferred costs, net	117,602	121,157	115,952	118,829	122,294
Other assets	592,898	546,945	571,117	277,487	308,960

Total Assets	$12,342,119	$12,355,794	$12,716,050	$10,704,883	$11,014,965

Supplemental Information	11	First Quarter 2023

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Liabilities
Mortgages and other loans payable	$3,234,489	$3,235,962	$3,237,390	$1,526,023	$1,349,700
Unsecured term loans	1,675,000	1,650,000	1,250,000	1,250,000	1,250,000
Unsecured notes	100,000	100,000	599,996	900,422	900,669
Revolving credit facility	490,000	450,000	450,000	130,000	500,000
Deferred financing costs	(22,275)	(23,938)	(22,898)	(24,840)	(21,710)
Total debt, net of deferred financing costs	5,477,214	5,412,024	5,514,488	3,781,605	3,978,659
Accrued interest	16,049	14,227	18,705	11,862	21,545
Accounts payable and accrued expenses	150,873	154,867	175,203	145,237	139,460
Deferred revenue	264,852	272,248	280,251	104,295	110,631
Lease liability - financing leases	104,544	104,218	103,888	103,561	103,238
Lease liability - operating leases	892,984	895,100	911,756	852,614	852,194
Dividends and distributions payable	21,768	21,569	24,362	24,456	23,628
Security deposits	50,585	50,472	50,926	54,696	54,179
Liabilities related to assets held for sale	—	—	—	—	64,041
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	282,958	236,211	312,564	264,876	276,254
Total liabilities	7,361,827	7,260,936	7,492,143	5,443,202	5,723,829

Noncontrolling interest in operating partnership
(4,239 units outstanding) at 3/31/2023	273,175	269,993	293,743	334,974	374,078
Preferred units	177,943	177,943	177,943	177,943	177,943

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 65,433
issued and outstanding at 3/31/2023, including 1,060 shares held in treasury	656	656	655	655	653
Additional paid–in capital	3,798,101	3,790,358	3,780,286	3,801,272	3,792,689
Treasury stock	(128,655)	(128,655)	(128,655)	(128,655)	(128,655)
Accumulated other comprehensive income (loss)	19,428	49,604	57,574	8,595	(7,261)
Retained earnings	549,024	651,138	755,862	779,999	846,646
Total SL Green Realty Corp. stockholders' equity	4,460,486	4,585,033	4,687,654	4,683,798	4,726,004

Noncontrolling interest in other partnerships	68,688	61,889	64,567	64,966	13,111

Total equity	4,529,174	4,646,922	4,752,221	4,748,764	4,739,115

Total Liabilities and Equity	$12,342,119	$12,355,794	$12,716,050	$10,704,883	$11,014,965

Supplemental Information	12	First Quarter 2023

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2023	2022	2022	2022
Revenues
Rental revenue, net	$174,592	$136,476	$172,892	$142,962
Escalation and reimbursement revenues	20,450	19,555	24,393	19,990
Investment income	9,057	19,888	11,305	29,513
Other income	19,476	12,045	16,284	19,991
Total Revenues, net	223,575	187,964	224,874	212,456

Expenses
Operating expenses	52,064	42,583	46,912	45,011
Operating lease rent	6,301	6,564	6,514	7,388
Real estate taxes	41,383	30,747	41,551	35,111
Loan loss and other investment reserves, net of recoveries	6,890	—	—	—
Transaction related costs	884	28	88	292
Marketing, general and administrative	23,285	24,776	24,224	21,276
Total Operating Expenses	130,807	104,698	119,289	109,078

Equity in net income (loss) from unconsolidated joint ventures	(7,412)	(4,715)	(26,696)	(21,997)

Operating Income	85,356	78,551	78,889	81,381

Interest expense, net of interest income	41,653	15,070	37,619	21,824
Amortization of deferred financing costs	2,021	1,948	1,909	2,043
Depreciation and amortization	78,548	46,983	72,947	48,462

(Loss) Income from Continuing Operations (1)	(36,866)	14,550	(33,586)	9,052

(Loss) gain on sale of real estate and discontinued operations	(1,651)	(1,002)	(23,381)	4,276
Equity in net loss on sale of joint venture interest / real estate	(79)	—	—	—
Purchase price and other fair value adjustments	239	(63)	(770)	(1,117)
Depreciable real estate reserves	—	—	(6,313)	—
Net (Loss) Income	(38,357)	13,485	(64,050)	12,211

Net loss (income) attributable to noncontrolling interests	3,962	(349)	5,110	502
Dividends on preferred units	(1,598)	(1,647)	(1,599)	(1,598)

Net (Loss) Income Attributable to SL Green Realty Corp	(35,993)	11,489	(60,539)	11,115

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,737)	(3,738)

Net (Loss) Income Attributable to Common Stockholders	$(39,731)	$7,751	$(64,276)	$7,377

Earnings per share - Net (loss) income per share (basic)	$(0.63)	$0.12	$(1.01)	$0.11
Earnings per share - Net (loss) income per share (diluted)	$(0.63)	$0.11	$(1.01)	$0.11

(1) Before (loss) gain on sale, equity in net loss, purchase price and other fair value adjustments and depreciable real estate reserves shown below.

Supplemental Information	13	First Quarter 2023

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2023	2022	2022	2022
Funds from Operations
Net (Loss) Income Attributable to Common Stockholders	$(39,731)	$7,751	$(64,276)	$7,377

Depreciation and amortization	78,548	46,983	72,947	48,462
Joint ventures depreciation and noncontrolling interests adjustments	69,534	60,432	67,541	63,890
Net (loss) income attributable to noncontrolling interests	(3,962)	349	(5,110)	(502)
Loss (gain) on sale of real estate and discontinued operations	1,651	1,002	23,381	(4,276)
Equity in net loss on sale of joint venture property / real estate	79	—	—	—
Depreciable real estate reserves	—	—	6,313	—
Non-real estate depreciation and amortization	(634)	(721)	(760)	(709)
Funds From Operations	$105,485	$115,796	$100,036	$114,242

Funds From Operations - Basic per Share	$1.54	$1.69	$1.47	$1.67

Funds From Operations - Diluted per Share	$1.53	$1.65	$1.46	$1.66

Funds Available for Distribution
FFO	$105,485	$115,796	$100,036	$114,242

Non real estate depreciation and amortization	634	721	760	709
Amortization of deferred financing costs	2,021	1,948	1,909	2,043
Non-cash deferred compensation	13,947	13,682	17,321	13,145
FAD adjustment for joint ventures	(20,838)	(28,215)	(30,623)	(34,438)
Straight-line rental income and other non-cash adjustments	(15,565)	(2,563)	(8,482)	(15,750)
Second cycle tenant improvements	(5,641)	(6,552)	(6,676)	(7,559)
Second cycle leasing commissions	(3,569)	(3,752)	(3,165)	(2,513)
Revenue enhancing recurring CAPEX	(103)	(718)	(1,045)	(1,916)
Non-revenue enhancing recurring CAPEX	(3,044)	(4,859)	(11,530)	(3,041)
Reported Funds Available for Distribution	$73,327	$85,488	$58,505	$64,922

First cycle tenant improvements	$22	$—	$—	$—
First cycle leasing commissions	$103	$—	$26	$—
Development costs	$7,808	$7,836	$15,605	$12,234
Redevelopment costs	$4,693	$5,478	$23,467	$13,774
Capitalized interest	$25,464	$17,941	$26,492	$19,660

Supplemental Information	14	First Quarter 2023

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	Total

Balance at December 31, 2022	$221,932	$656	$3,790,358	$(128,655)	$651,138	$61,889	$49,604	$4,646,922

Net loss					(35,993)	(1,625)		(37,618)
Acquisition of subsidiary interest from noncontrolling interest						8,134		8,134
Preferred dividends					(3,738)			(3,738)
Dividends declared ($0.8124 per common share)					(52,236)			(52,236)
Distributions to noncontrolling interests						(136)		(136)
Other comprehensive loss - net unrealized loss on derivative instruments							(25,388)	(25,388)
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(3,878)	(3,878)
Other comprehensive loss - net unrealized loss on marketable securities							(910)	(910)
DRSPP proceeds			184					184
Contributions to consolidated joint ventures						426		426
Reallocation of noncontrolling interests in the Operating Partnership					(10,147)			(10,147)
Deferred compensation plan and stock awards, net			7,559					7,559
Balance at March 31, 2023	$221,932	$656	$3,798,101	$(128,655)	$549,024	$68,688	$19,428	$4,529,174

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2022	64,380,082	3,670,343	—	68,050,425

YTD share activity	(6,597)	568,992	—	562,395
Share Count at March 31, 2023	64,373,485	4,239,335	—	68,612,820

Weighting factor	(17,448)	(135,874)	314,713	161,391
Weighted Average Share Count at March 31, 2023 - Diluted	64,356,037	4,103,461	314,713	68,774,211

Supplemental Information	15	First Quarter 2023

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	March 31, 2023		December 31, 2022		September 30, 2022

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,891,106	$1,923,625	$3,895,212	$1,925,616	$3,759,369	$1,879,762
Building and improvements	12,596,690	6,343,667	12,478,026	6,309,717	12,281,349	6,246,144
Building leasehold and improvements	1,132,192	427,436	1,120,702	423,944	1,108,043	420,096
Right of use asset - financing leases	740,832	345,489	740,832	345,489	740,832	345,489
Right of use asset - operating leases	274,053	130,054	274,053	130,054	258,657	124,810
	18,634,873	9,170,271	18,508,825	9,134,820	18,148,250	9,016,301
Less: accumulated depreciation	(2,603,906)	(1,254,142)	(2,519,183)	(1,209,202)	(2,418,501)	(1,156,028)
Net real estate	16,030,967	7,916,129	15,989,642	7,925,618	15,729,749	7,860,273

Cash and cash equivalents	319,369	151,331	296,413	143,775	300,558	142,085
Restricted cash	356,724	203,821	412,886	237,921	419,495	243,460
Tenant and other receivables	51,100	27,342	30,050	15,886	49,476	26,216
Deferred rents receivable	584,574	325,527	571,502	318,119	556,290	308,268
Deferred costs, net	308,263	169,041	309,087	171,117	307,668	171,334
Other assets	2,220,796	915,890	2,242,339	911,392	2,297,191	941,887

Total Assets	$19,871,793	$9,709,081	$19,851,919	$9,723,828	$19,660,427	$9,693,523

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $125,212 at 3/31/2023, of which $62,270 is SLG share	$12,461,690	$6,133,904	$12,348,954	$6,106,009	$12,198,081	$6,067,860
Accrued interest	43,583	18,325	40,707	17,069	36,639	15,607
Accounts payable and accrued expenses	291,429	123,624	309,986	134,380	296,705	120,575
Deferred revenue	1,073,926	479,616	1,077,901	479,780	1,117,156	500,046
Lease liability - financing leases	745,309	346,591	745,138	346,611	744,972	346,635
Lease liability - operating leases	252,650	121,975	255,218	123,182	242,418	119,151
Security deposits	36,742	20,282	35,270	19,774	36,135	19,878
Other liabilities	85,060	56,773	70,574	45,962	73,914	47,345
Equity	4,881,404	2,407,991	4,968,171	2,451,061	4,914,407	2,456,426

Total Liabilities and Equity	$19,871,793	$9,709,081	$19,851,919	$9,723,828	$19,660,427	$9,693,523

Supplemental Information	16	First Quarter 2023

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	March 31, 2023		December 31, 2022		March 31, 2022

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$325,664	$167,187	$280,417	$145,067	$284,756	$143,030
Escalation and reimbursement revenues	57,398	31,549	54,313	29,553	40,908	20,298
Investment income	1,236	313	1,681	424	1,215	303
Other income	5,154	2,758	5,283	3,119	8,387	4,496
Total Revenues, net	389,452	201,807	341,694	178,163	335,266	168,127

Expenses
Operating expenses	61,968	32,544	66,675	35,277	59,914	30,261
Operating lease rent	7,181	3,338	6,687	3,170	6,268	3,032
Real estate taxes	65,740	33,115	66,096	33,243	60,722	29,886
Total Operating Expenses	134,889	68,997	139,458	71,690	126,904	63,179

Operating Income	254,563	132,810	202,236	106,473	208,362	104,948

Interest expense, net of interest income	129,477	63,146	125,888	61,362	94,913	45,237
Amortization of deferred financing costs	7,045	3,062	7,186	3,127	6,757	2,890
Depreciation and amortization	125,266	64,723	121,917	63,219	112,713	58,130
Net (Loss) Income	(7,225)	1,879	(52,755)	(21,235)	(6,021)	(1,309)

Real estate depreciation	125,260	64,719	121,911	63,215	112,707	58,129
FFO Contribution	$118,035	$66,598	$69,156	$41,980	$106,686	$56,820

FAD Adjustments:
Non real estate depreciation and amortization	$6	$4	$6	$4	$6	$1
Amortization of deferred financing costs	7,045	3,062	7,186	3,127	6,757	2,890
Straight-line rental income and other non-cash adjustments	(22,417)	(13,786)	(17,156)	(12,479)	(38,128)	(23,502)
Second cycle tenant improvement	(14,969)	(7,804)	(28,646)	(15,386)	(5,417)	(2,939)
Second cycle leasing commissions	(706)	(399)	(4,590)	(2,386)	(8,149)	(4,155)
Revenue enhancing recurring CAPEX	(133)	(73)	(65)	(33)	(675)	(49)
Non-revenue enhancing recurring CAPEX	(3,798)	(1,842)	(6,741)	(3,470)	(824)	(461)
Total FAD Adjustments	$(34,972)	$(20,838)	$(50,006)	$(30,623)	$(46,430)	$(28,215)

First cycle tenant improvement	$161	$61	$794	$391	$1,034	$531
First cycle leasing commissions	$125	$32	$129	$48	$2,917	$1,494
Development costs	$76,079	$20,796	$119,016	$33,069	$75,293	$27,883
Redevelopment costs	$17,414	$5,528	$26,332	$8,797	$670	$285
Capitalized interest	$30,350	$9,491	$22,213	$6,538	$7,192	$3,276

Supplemental Information	17	First Quarter 2023

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2023	2022	2022	2022

Net Operating Income (1)	$105,295	$87,093	$111,098	$85,093
SLG share of NOI from unconsolidated JVs	130,214	101,212	103,347	99,398
NOI, including SLG share of unconsolidated JVs	235,509	188,305	214,445	184,491
Partners' share of NOI - consolidated JVs	63	(34)	26	26
NOI - SLG share	$235,572	$188,271	$214,471	$184,517

NOI, including SLG share of unconsolidated JVs	$235,509	$188,305	$214,445	$184,491
Free rent (net of amortization)	(10,720)	(11,068)	(10,594)	(11,070)
Amortization of acquired above and below-market leases, net	(12,496)	(4,491)	(10,048)	(4,575)
Straight-line revenue adjustment	(6,958)	(6,648)	(1,349)	(3,558)
Straight-line tenant credit loss	(447)	(511)	(1,519)	671
Operating lease straight-line adjustment	547	(1,505)	566	(1,757)
Cash NOI, including SLG share of unconsolidated JVs	205,435	164,082	191,501	164,202
Partners' share of cash NOI - consolidated JVs	63	(37)	26	26
Cash NOI - SLG share	$205,498	$164,045	$191,527	$164,228

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended March 31, 2023

	NOI	Cash NOI

Manhattan Office	$193,389	$163,724
Development / Redevelopment	31,947	31,587
High Street Retail	6,634	5,912
Suburban & Residential	2,574	3,152
Total Operating and Development	234,544	204,375
Property Dispositions (2)	(56)	(85)
Other (3)	1,084	1,208
Total	$235,572	$205,498

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	18	First Quarter 2023

SELECTED FINANCIAL DATA Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2023	2022	%	2022	2022
Revenues
Rental revenue, net	$123,237	$122,930	0.2%	$121,117	$121,358
Escalation & reimbursement revenues	16,238	17,746	(8.5)%	15,980	17,761
Other income	662	233	184.1%	264	2,583
Total Revenues	$140,137	$140,909	(0.5)%	$137,361	$141,702

Expenses
Operating expenses	$34,672	$31,172	11.2%	$33,823	$33,542
Operating lease rent	6,106	6,106	—%	6,106	6,106
Real estate taxes	28,808	27,566	4.5%	28,438	29,048
Total Operating Expenses	$69,586	$64,844	7.3%	$68,367	$68,696

Operating Income	$70,551	$76,065	(7.2)%	$68,994	$73,006

Interest expense & amortization of financing costs	$15,760	$11,851	33.0%	$15,737	$15,673
Depreciation & amortization	38,986	38,680	0.8%	39,230	38,253

Income before noncontrolling interest	$15,805	$25,534	(38.1)%	$14,027	$19,080
Real estate depreciation & amortization	38,986	38,680	0.8%	39,230	38,253
FFO Contribution	$54,791	$64,214	(14.7)%	$53,257	$57,333

Non–building revenue	(139)	(57)	143.9%	(248)	(2,044)

Interest expense & amortization of financing costs	15,760	11,851	33.0%	15,737	15,673
Non-real estate depreciation	—	—	—%	—	—
NOI	$70,412	$76,008	(7.4)%	$68,746	$70,962

Cash Adjustments
Free rent (net of amortization)	$(4,191)	$(1,541)	172.0%	$(1,935)	$(3,463)
Straight-line revenue adjustment	(260)	257	(201.2)%	1,610	1,145
Amortization of acquired above and below-market leases, net	13	(61)	(121.3)%	13	13
Operating lease straight-line adjustment	204	204	—%	204	204
Straight-line tenant credit loss	(333)	(659)	(49.5)%	(942)	694
Cash NOI	$65,845	$74,208	(11.3)%	$67,696	$69,555

Lease termination income	(511)	(168)	204.2%	(5)	(531)
Cash NOI excluding lease termination income	$65,334	$74,040	(11.8)%	$67,691	$69,024

Operating Margins
NOI to real estate revenue, net	50.3%	54.0%		50.1%	50.8%
Cash NOI to real estate revenue, net	47.0%	52.7%		49.4%	49.8%

NOI before operating lease rent/real estate revenue, net	54.7%	58.3%		54.6%	55.2%
Cash NOI before operating lease rent/real estate revenue, net	51.2%	56.9%		53.7%	54.0%

Supplemental Information	19	First Quarter 2023

SELECTED FINANCIAL DATA Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2023	2022	%	2022	2022
Revenues
Rental revenue, net	$138,459	$138,385	0.1%	$140,232	$134,365
Escalation & reimbursement revenues	30,587	20,774	47.2%	29,097	26,691
Other income	1,153	4,192	(72.5)%	1,885	533
Total Revenues	$170,199	$163,351	4.2%	$171,214	$161,589

Expenses
Operating expenses	$31,049	$31,443	(1.3)%	$33,420	$30,593
Operating lease rent	2,824	2,824	—%	2,824	2,824
Real estate taxes	31,864	30,240	5.4%	31,541	32,372
Total Operating Expenses	$65,737	$64,507	1.9%	$67,785	$65,789

Operating Income	$104,462	$98,844	5.7%	$103,429	$95,800

Interest expense & amortization of financing costs	$63,028	$50,050	25.9%	$61,507	$56,955
Depreciation & amortization	58,378	59,696	(2.2)%	58,986	56,988

Loss before noncontrolling interest	$(16,944)	$(10,902)	55.4%	$(17,064)	$(18,143)
Real estate depreciation & amortization	58,374	59,696	(2.2)%	58,982	56,984
FFO Contribution	$41,430	$48,794	(15.1)%	$41,918	$38,841

Non–building revenue	(763)	(136)	461.0%	(1,814)	(460)

Interest expense & amortization of financing costs	63,028	50,050	25.9%	61,507	56,955
Non-real estate depreciation	4	—	—%	4	4
NOI	$103,699	$98,708	5.1%	$101,615	$95,340

Cash Adjustments
Free rent (net of amortization)	$(3,687)	$(9,702)	(62.0)%	$(5,172)	$(6,330)
Straight-line revenue adjustment	(5,121)	(6,914)	(25.9)%	(1,672)	(4,049)
Amortization of acquired above and below-market leases, net	(4,433)	(4,530)	(2.1)%	(4,433)	(4,496)
Operating lease straight-line adjustment	192	192	—%	192	192
Straight-line tenant credit loss	(16)	24	(166.7)%	(471)	10
Cash NOI	$90,634	$77,778	16.5%	$90,059	$80,667

Lease termination income	(386)	(4,053)	(90.5)%	(70)	(65)
Cash NOI excluding lease termination income	$90,248	$73,725	22.4%	$89,989	$80,602

Operating Margins
NOI to real estate revenue, net	61.2%	60.5%		60.0%	59.2%
Cash NOI to real estate revenue, net	53.5%	47.7%		53.2%	50.1%

NOI before operating lease rent/real estate revenue, net	62.9%	62.2%		61.7%	60.9%
Cash NOI before operating lease rent/real estate revenue, net	55.0%	49.3%		54.7%	51.7%

Supplemental Information	20	First Quarter 2023

SELECTED FINANCIAL DATA Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2023	2022	%	2022	2022
Revenues
Rental revenue, net	$123,237	$122,930	0.2%	$121,117	$121,358
Escalation & reimbursement revenues	16,238	17,746	(8.5)%	15,980	17,761
Other income	662	233	184.1%	264	2,583
Total Revenues	$140,137	$140,909	(0.5)%	$137,361	$141,702

Equity in net income (loss) from unconsolidated joint ventures (1)	$(16,944)	$(10,902)	55.4%	$(17,064)	$(18,143)
Expenses
Operating expenses	$34,672	$31,172	11.2%	$33,823	$33,542
Operating lease rent	6,106	6,106	—%	6,106	6,106
Real estate taxes	28,808	27,566	4.5%	28,438	29,048
Total Operating Expenses	$69,586	$64,844	7.3%	$68,367	$68,696

Operating Income	$53,607	$65,163	(17.7)%	$51,930	$54,863

Interest expense & amortization of financing costs	$15,760	$11,851	33.0%	$15,737	$15,673
Depreciation & amortization	38,986	38,680	0.8%	39,230	38,253

(Loss) income before noncontrolling interest	$(1,139)	$14,632	(107.8)%	$(3,037)	$937
Real estate depreciation & amortization	38,986	38,680	0.8%	39,230	38,253
Joint Ventures Real estate depreciation & amortization (1)	58,374	59,696	(2.2)%	58,982	56,984
FFO Contribution	$96,221	$113,008	(14.9)%	$95,175	$96,174

Non–building revenue	(139)	(57)	143.9%	(248)	(2,044)
Joint Ventures Non–building revenue (1)	(763)	(136)	461.0%	(1,814)	(460)

Interest expense & amortization of financing costs	15,760	11,851	33.0%	15,737	15,673
Joint Ventures Interest expense & amortization of financing costs (1)	63,028	50,050	25.9%	61,507	56,955
NOI	$174,111	$174,716	(0.3)%	$170,361	$166,302

Cash Adjustments
Non-cash adjustments	$(4,567)	$(1,800)	153.7%	$(1,050)	$(1,407)
Joint Ventures non-cash adjustments (1)	(13,065)	(20,930)	(37.6)%	(11,556)	(14,673)
Cash NOI	$156,479	$151,986	3.0%	$157,755	$150,222

Lease termination income	$(511)	$(168)	204.2%	$(5)	$(531)
Joint Ventures lease termination income (1)	(386)	(4,053)	(90.5)%	(70)	(65)
Cash NOI excluding lease termination income	$155,582	$147,765	5.3%	$157,680	$149,626

Operating Margins
NOI to real estate revenue, net	56.3%	57.5%		55.6%	55.3%
Cash NOI to real estate revenue, net	50.6%	50.0%		51.5%	49.9%

NOI before operating lease rent/real estate revenue, net	59.2%	60.4%		58.5%	58.3%
Cash NOI before operating lease rent/real estate revenue, net	53.3%	52.8%		54.3%	52.8%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	21	First Quarter 2023

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2023			Final	Principal
	Ownership	Outstanding			Principal	Maturity		Maturity	Due at
Fixed rate debt	Interest (%)	3/31/2023	Coupon (1)		Amortization	Date		Date (2)	Maturity
Secured fixed rate debt
719 Seventh Avenue (capped)	75.0	$50,000	4.70%		$—	Sep-23		Sep-23	$50,000
185 Broadway / 7 Dey (swapped)	100.0	200,000	7.59%		—	Nov-23		Nov-23	200,000
420 Lexington Avenue	100.0	281,591	3.99%		5,827	Oct-24		Oct-40	272,749
100 Church Street (swapped)	100.0	370,000	5.89%		—	Jun-25		Jun-27	370,000
Landmark Square	100.0	100,000	4.90%		—	Jan-27		Jan-27	100,000
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27		Feb-27	450,000
245 Park Avenue	100.0	1,712,750	4.22%		—	Jun-27		Jun-27	1,712,750
		$3,164,341	4.64%		$5,827				$3,155,499
Unsecured fixed rate debt
2022 Term Loan (swapped)		$400,000	5.95%	(3)	$—	Oct-23	(3)	Apr-24	(4) $400,000
Term Loan B (swapped)		200,000	4.01%		—	Nov-24		Nov-24	200,000
Unsecured notes		100,000	4.27%		—	Dec-25		Dec-25	100,000
Term Loan A (swapped)		1,050,000	3.49%	(3)	—	May-27	(3)	May-27	1,050,000
Junior subordinated deferrable interest debentures (swapped)		100,000	5.01%		—	Jul-35		Jul-35	100,000
		$1,850,000	4.20%		$—				$1,850,000

Total Fixed Rate Debt		$5,014,341	4.48%		$5,827				$5,005,499
Floating rate debt
Secured floating rate debt
690 Madison (LIBOR + 150 bps)	100.0	$60,000	6.36%		$—	Jul-24		Jul-25	$60,000
185 Broadway / 7 Dey (SOFR + 285 bps)	100.0	10,148	7.65%		—	Nov-23		Nov-23	10,148
		$70,148	6.55%		$—				$70,148
Unsecured floating rate debt
2022 Term Loan (SOFR + 150 bps) (5)		$25,000	6.30%		$—	Oct-23		Apr-24	(4) $25,000
Revolving credit facility (SOFR + 115 bps) (5)		490,000	5.95%		—	May-26		May-27	(4) 490,000
		$515,000	5.97%		$—				$515,000

Total Floating Rate Debt		$585,148	6.04%		$—				$585,148

Total Debt - Consolidated		$5,599,489	4.64%		$5,827				$5,590,647

Deferred financing costs		(22,275)
Total Debt - Consolidated, net		$5,577,214	4.64%

Total Debt - Joint Venture, net		$6,133,904	4.50%

Total Debt including SLG share of unconsolidated JV Debt		$11,795,663	4.57%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$11,801,263	4.38%

(1) Coupon for floating rate debt determined using the effective LIBOR or SOFR rate at the end of the quarter of 4.86% and 4.80%, respectively. Coupon for loans that are subject to LIBOR or SOFR floors, interest rate caps or interest rate swaps were determined using the LIBOR or SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions.					Revolving Credit Facility Covenants
(3) Represents a blended swapped rate inclusive of the effect of multiple swaps.								Actual	Required
(4) As-of-right extension.					Total Debt / Total Assets			43.8%	Less than 60%
(5) Spread includes applicable Term SOFR adjustment.					Fixed Charge Coverage			1.94x	Greater than 1.4x
					Maximum Secured Indebtedness			26.6%	Less than 50%
					Maximum Unencumbered Leverage Ratio			41.4%	Less than 60%

					Unsecured Notes Covenants
								Actual	Required
					Total Debt / Total Assets			44.0%	Less than 60%
					Secured Debt / Total Assets			28.9%	Less than 40%
					Debt Service Coverage			2.16x	Greater than 1.5x
					Unencumbered Assets / Unsecured Debt			296.6%	Greater than 150%

Supplemental Information	22	First Quarter 2023

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2023 Principal			Final		Principal
	Ownership	3/31/2023			Amortization		Maturity		Maturity		Due at Maturity
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		Date (2)		(SLG Share)
717 Fifth Avenue	10.9	$655,328	$71,536	5.02%		$—	Jul-22	(3)	Jul-22	(3)	$71,536
650 Fifth Avenue	50.0	65,000	32,500	5.45%		—	Apr-23	(4)	Apr-23	(4)	32,500
919 Third Avenue	51.0	500,000	255,000	5.12%		—	Jun-23		Jun-23		255,000
220 East 42nd (capped)	51.0	510,000	260,100	5.75%		—	Jun-23		Jun-25		260,100
280 Park Avenue (capped)	50.0	1,200,000	600,000	6.06%		—	Sep-23		Sep-24		600,000
5 Times Square (capped)	31.6	400,000	126,200	7.00%		—	Sep-24		Sep-26		126,200
10 East 53rd Street (capped)	55.0	220,000	121,000	5.35%		—	Feb-25		Feb-25		121,000
1515 Broadway	56.9	777,212	441,993	3.93%		11,554	Mar-25		Mar-25		419,372
450 Park Avenue (capped)	25.1	267,000	67,017	6.10%		—	Jun-25		Jun-27		67,017
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		Sep-25		840,000
One Madison Avenue (capped)	25.5	534,149	136,208	3.94%		—	Nov-25		Nov-26		136,208
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		Feb-26		107,120
Worldwide Plaza	25.0	1,200,000	299,400	3.98%		—	Nov-27		Nov-27		299,400
One Vanderbilt Avenue	71.0	3,000,000	2,130,300	2.95%	(5)	—	Jul-31		Jul-31		2,130,300
Total Fixed Rate Debt		$10,905,689	$5,488,374	4.05%	(6)	$11,554					$5,465,753
Floating rate debt
1552 Broadway (LIBOR + 265 bps)	50.0	$193,132	$96,566	7.51%		$—	Dec-22	(7)	Dec-22	(7)	$96,566
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	6.31%		—	Feb-23	(3)	Feb-23	(3)	6,900
650 Fifth Avenue (SOFR + 250 bps)	50.0	210,000	105,000	7.30%		—	Apr-23	(4)	Apr-23	(4)	105,000
115 Spring Street (LIBOR + 340 bps)	51.0	65,550	33,431	8.26%		—	Sep-23		Sep-23		33,431
2 Herald Square (SOFR + 206 bps) (8)	51.0	182,500	93,075	6.87%		—	Nov-23		Nov-23		93,075
100 Park Avenue (LIBOR + 225 bps)	49.9	360,000	179,640	7.11%		—	Dec-23		Dec-25		179,640
15 Beekman (LIBOR + 150 bps)	20.0	95,594	19,119	6.36%		—	Jan-24		Jul-25		19,119
5 Times Square (SOFR + 575 bps)	31.6	538,861	170,011	10.55%		—	Sep-24		Sep-26		170,011
21 East 66th Street (SOFR + 175 bps)	32.3	12,000	3,873	6.55%		—	Apr-27		Apr-27		3,873
21 East 66th Street (T 12 mos + 275 bps)	32.3	576	185	7.39%		15	Jun-33		Jun-33		2
Total Floating Rate Debt		$1,681,213	$707,800	8.01%	(6)	$15					$707,617
Total unconsolidated JV Debt		$12,586,902	$6,196,174	4.50%	(6)	$11,569					$6,173,370
	Deferred financing costs	(125,212)	(62,270)
Total unconsolidated JV Debt, net		$12,461,690	$6,133,904	4.50%	(6)

(1) Coupon for floating rate debt determined using the effective LIBOR or SOFR rate at the end of the quarter of 4.86% and 4.80%, respectively. Coupon for loans that are subject to LIBOR or SOFR floors, interest rate caps or interest rate swaps were determined using the LIBOR or SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions.						Composition of Debt
(3) The Company is in discussions with the lender on resolution of the past maturity.						Fixed Rate Debt
(4) In April 2023, the maturity date of the loan was extended by one month.						Consolidated			$5,014,341
(5) The financing carries a stated coupon of 2.855%, equivalent to a rate of 2.947% inclusive of hedging costs.						SLG Share of JV			5,488,374
(6) Calculated based on SL Green's share of the outstanding debt.						Total Fixed Rate Debt			$10,502,715		89.0%
(7) In April 2023, the maturity date of the loan was extended to February 2024.
(8) Spread includes applicable Term SOFR adjustment.						Floating Rate Debt
						Consolidated			$585,148
						SLG Share of JV			707,800
									1,292,948		11.0%
						Floating Rate DPE and Other Investments			(149,754)		(1.3)%
						Total Floating Rate Debt			$1,143,194		9.7%
						Total Debt			$11,795,663

Supplemental Information	23	First Quarter 2023

DERIVATIVE SUMMARY SCHEDULE Unaudited (Dollars in Thousands)

Consolidated Interest Rate Derivatives
		Ownership	Notional Value
Secured Debt		Interest (%)	3/31/2023	Instrument	Strike Rate	Effective Date	Maturity Date
719 Seventh Avenue		75.0	$50,000	Cap	3.50%	October 2022	September 2023

185 Broadway / 7 Dey		100.0	200,000	Swap	4.74%	November 2022	November 2023

100 Church Street		100.0	370,000	Swap	3.89%	November 2022	June 2027

Unsecured Debt
Term Loan A		100.0	$100,000	Swap	1.06%	November 2021	July 2023
Term Loan A		100.0	200,000	Swap	1.03%	November 2021	July 2023
Term Loan A		100.0	300,000	Swap	2.87%	July 2023	May 2027
Term Loan A		100.0	150,000	Swap	2.60%	December 2021	January 2024
Term Loan A		100.0	150,000	Swap	3.52%	January 2024	May 2027
Term Loan A		100.0	150,000	Swap	2.62%	December 2021	January 2026
Term Loan A		100.0	100,000	Swap	2.90%	February 2023	February 2027
Term Loan A		100.0	100,000	Swap	2.73%	February 2023	February 2027
Term Loan A		100.0	50,000	Swap	2.46%	February 2023	February 2027
Term Loan A		100.0	200,000	Swap	2.59%	February 2023	February 2027

2022 Term Loan		100.0	200,000	Swap	4.49%	November 2022	January 2024
2022 Term Loan		100.0	200,000	Swap	4.41%	November 2022	January 2024

Term Loan B		100.0	200,000	Swap	2.66%	December 2021	January 2026

Junior subordinated deferrable interest debentures		100.0	100,000	Swap	3.76%	January 2023	January 2028

Unconsolidated JV Interest Rate Derivatives
		Notional Value
	Ownership	3/31/2023
Secured Debt	Interest (%)	Notional	SLG Share	Instrument	Strike Rate	Effective Date	Maturity Date
220 East 42nd Street	51.0	$510,000	$260,100	Cap	3.00%	December 2021	June 2023

450 Park Avenue	25.1	272,000	68,272	Cap	4.00%	July 2022	August 2023

5 Times Square	31.6	400,000	126,200	Cap	3.50%	September 2022	September 2023

280 Park Avenue	50.0	1,075,000	537,500	Cap	4.08%	September 2022	September 2023
280 Park Avenue	50.0	125,000	62,500	Cap	4.08%	September 2022	September 2023

10 East 53rd Street	55.0	220,000	121,000	Cap	4.00%	February 2023	February 2024

One Madison Avenue	25.5	334,939	85,409	Cap	0.49%	February 2022	May 2024
One Madison Avenue	25.5	334,939	85,409	Cap	0.49%	February 2022	May 2024

800 Third Avenue	60.5	177,000	107,120	Swap	1.55%	December 2022	February 2026

Note: Certain financings require the purchase of a cap at a specified strike rate

Supplemental Information	24	First Quarter 2023

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

	SLG	2023 Scheduled		2024 Scheduled		2025 Scheduled		2026 Scheduled		Lease	Year of Final
Property	Interest (%)	Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Liabilities (2)	Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas	100.0	$5,182		$6,909		$6,909		$6,909		$88,110	2043
SL Green Headquarters at One Vanderbilt	100.0	1,191	(4)(5)	1,695	(4)	1,736	(4)	1,776	(4)	93,236	2048
625 Madison Avenue	100.0	3,459	(6)	4,613	(6)	4,613	(6)	4,613	(6)	56,798	2054
SUMMIT One Vanderbilt	100.0	4,255	(4)	6,958	(4)	6,958	(4)	6,958	(4)	434,895	2070
420 Lexington Avenue	100.0	8,399		11,199		11,199		11,199		174,728	2080
711 Third Avenue	100.0	4,125		5,500		5,500		5,500		45,217	2083
Total		$26,611		$36,874		$36,915		$36,955		$892,984

Financing Leases
15 Beekman	100.0	$2,353		$3,180		$3,228		$3,276		$104,544	2119	(7)
Total		$2,353		$3,180		$3,228		$3,276		$104,544

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (8)	33.3	$460		$614		$614		$614		$3,853	2029
650 Fifth Avenue (Floors 4-6)	50.0	1,343		1,790		1,790		1,802		15,615	2053
650 Fifth Avenue (Floors b-3)	50.0	1,099		1,569		1,569		1,571		31,529	2062
885 Third Avenue	34.1	194		259		259		259		5,178	2080
5 Times Square	31.6	—	(9)	—	(9)	—	(9)	—	(9)	— (9)	2089
1560 Broadway	50.0	5,219		7,272		7,476		7,554		65,800	2114
Total		$8,315		$11,504		$11,708		$11,800		$121,975

Financing Leases
650 Fifth Avenue (Floors b-3)	50.0	$5,112		$7,364		$7,364		$7,364		$101,955	2062
One Vanderbilt Avenue Garage	71.0	155		209		211		213		3,419	2069
2 Herald Square	51.0	5,631		7,654		7,845		8,041		220,287	2077	(7)
Total		$10,898		$15,227		$15,420		$15,618		$325,661

(1) Reflects SLG's share of remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of March 31, 2023.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 71.0% ownership interest in One Vanderbilt.
(5) The 2023 minimum cash payments reflect free rent.
(6) The ground rent was scheduled to be reset as of July 1, 2022. In accordance with the terms of the lease, the Company will continue to pay monthly rent of $384,375 until the reset is complete, at which time a true-up payment will be made retroactive to July 1, 2022.
(7) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(8) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.

(9) The base rent amount is determined semi-annually by the City of New York under a payment in-lieu of real estate taxes (PILOT) program.

Supplemental Information	25	First Quarter 2023

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
		Book Value (1)	Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

3/31/2022		$1,107,870	$1,101,609	7.28%	7.41%

Debt investment originations/fundings/accretion	(4)	19,289
Preferred Equity investment originations/accretion	(4)	6,921
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
6/30/2022		$1,134,080	$1,128,103	7.28%	7.21%

Debt investment originations/fundings/accretion	(4)	12,874
Preferred Equity investment originations/accretion	(4)	19,678
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(502,647)
Reserves/Realized Losses		—
9/30/2022		$663,985	$994,959	5.52%	6.36%

Debt investment originations/fundings/accretion	(4)	14,214
Preferred Equity investment originations/accretion	(4)	1,969
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(56,888)
Reserves/Realized Losses		—
12/31/2022		$623,280	$676,268	6.62%	6.47%

Debt investment originations/fundings/accretion	(4)	8,455
Preferred Equity investment originations/accretion	(4)	1,958
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		(6,890)
3/31/2023		$626,803	$635,651	5.75%	5.89%

(1) Net of unamortized fees, discounts, premiums and loan loss reserves.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	26	First Quarter 2023

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2) (3)

Mezzanine Debt	$149,754	$355,232	$504,986		$1,726,821	$796	5.58%	5.74%

Preferred Equity	—	121,817	121,817		250,000	$754	6.46%	6.55%

Balance as of 3/31/23	$149,754	$477,049	$626,803	(4)		$788	5.75%	5.89%

	Debt and Preferred Equity Maturity Profile (4)
	2023	2024	2025	2026	2027 & Thereafter
Floating Rate	$149,754	$—	$—	$—	$—
Fixed Rate	305,232	—	30,000	—	141,817
Sub-total	$454,986	$—	$30,000	$—	$141,817

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.
(4) The weighted average maturity of the outstanding balance is 1.18 years. Approximately 22.1% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 1.63 years.

Supplemental Information	27	First Quarter 2023

LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior			Yield At End
Investment Type	3/31/2023	Type	Location	Financing	Last $ PSF (2)	Fixed/Floating	Of Quarter (3)

Mezzanine Loan	$225,367	Fee	Manhattan	$408,672	$1,087	Fixed	(4)

Preferred Equity	121,817	Multi-Family Rental	Manhattan	250,000	$754	Fixed	6.55%

Mezzanine Loan	79,865	Fee	Manhattan	286,393	$628	Fixed	14.16%

Mezzanine Loan	52,582	Multi-Family Rental	Brooklyn	231,673	$466	Floating	16.80%

Mezzanine Loan	49,846	Office	Manhattan	275,000	$414	Floating	(5)

Mezzanine Loan	39,083	Office	Manhattan	186,084	$690	Floating	10.09%

Mezzanine Loan	30,000	Office	Manhattan	95,000	$573	Fixed	8.52%

Mezzanine Loan	20,000	Multi-Family Rental	Brooklyn	85,000	$696	Fixed	8.11%

Mezzanine Loan	8,243	Office	Manhattan	54,000	$449	Floating	18.21%

Total	$626,803

(1) Net of unamortized fees, discounts, premiums and loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Loan was put on non-accrual in the third quarter of 2020 and continues to be on non-accrual as of March 31, 2023.
(5) Loan was put on non-accrual in the first quarter of 2023 and continues to be on non-accrual as of March 31, 2023.

Supplemental Information	28	First Quarter 2023

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Mar-23	Dec-22	Sep-22	Jun-22	Mar-22	($'s)	100%	SLG%
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4.4	90.3	90.3	90.1	90.1	90.1	$46,081	7.1	3.7	18
110 Greene Street	100.0	Soho	Fee Interest	1	223,600	0.9	86.2	86.1	85.0	79.0	78.5	16,631	2.6	1.3	54
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.5	99.9	95.7	95.5	95.7	95.7	47,490	7.3	3.8	25
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.9	100.0	100.0	100.0	100.0	100.0	18,257	2.8	1.5	7
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	5.0	84.1	85.0	83.5	83.9	84.1	80,040	12.2	6.3	171
461 Fifth Avenue	100.0	Midtown	Fee Interest	1	200,000	0.8	80.3	77.1	77.1	87.5	87.5	14,997	2.3	1.2	14
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.9	72.5	76.6	79.2	80.7	80.7	44,619	6.9	3.6	25
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	4.0	96.8	96.8	97.8	100.0	99.7	53,752	8.3	4.3	9
711 Third Avenue	100.0 (1)	Grand Central North	Leasehold Interest (1)	1	524,000	2.2	93.6	94.7	94.7	94.7	94.7	35,321	5.4	2.8	21
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.9	84.3	86.5	83.0	79.7	81.5	41,516	6.4	3.3	40
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4.5	69.3	69.3	83.3	83.4	80.9	65,680	10.1	5.2	11
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.4	84.8	88.1	87.0	84.9	82.3	38,883	6.0	3.1	41

Subtotal / Weighted Average				12	8,180,345	34.4%	85.4%	86.0%	87.6%	87.8%	87.4%	$503,267	77.4%	40.1%	436

"Non Same Store"
245 Park Avenue	100.0	Park Avenue	Fee Interest	1	1,782,793	7.6	83.9	83.9	91.8	N/A	N/A	$133,040	20.5	10.6	17
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	218,796	0.8	76.5	76.5	N/A	N/A	N/A	13,741	2.1	1.1	13

Subtotal / Weighted Average				2	2,001,589	8.4%	83.1%	83.1%	91.8%	—	—	$146,781	22.6%	11.7%	30

Total / Weighted Average Consolidated Properties				14	10,181,934	42.8%	84.9%	85.5%	88.4%	87.8%	87.4%	$650,048	100.0%	51.8%	466

UNCONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.5	98.1	96.0	92.9	92.2	90.3	$33,002		1.4	40
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	9.7	96.4	96.4	96.4	96.4	100.0	167,079		8.0	9
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.5	79.9	84.2	80.4	80.0	80.0	58,079		2.3	36
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	5.1	96.9	95.9	94.8	95.5	96.1	132,149		5.3	38
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.2	84.7	84.2	83.7	82.7	83.5	34,817		1.7	37
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	6.1	66.7	99.9	99.9	99.5	93.6	67,205		2.7	7
1515 Broadway	56.9	Times Square	Fee Interest	1	1,750,000	7.3	99.7	99.7	99.7	99.7	99.8	131,320		6.0	7
Worldwide Plaza	25.0	Westside	Fee Interest	1	2,048,725	8.6	91.7	91.7	91.7	91.6	91.5	143,163		2.8	22
Added to Same Store in 2023
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1	1,657,198	7.0	96.8	96.8	95.1	94.1	93.5	254,835		14.4	38
220 East 42nd Street	51.0	Grand Central	Fee Interest	1	1,135,000	4.8	91.9	92.6	92.3	92.3	91.8	70,288		2.9	36

Subtotal / Weighted Average				10	13,292,381	55.8%	91.1%	94.9%	94.2%	94.0%	93.9%	$1,091,937		47.5%	270

"Non Same Store"
450 Park Avenue	25.1	Park Avenue	Fee Interest	1	337,000	1.4	82.9	79.8	79.8	78.4	N/A	$35,215		0.7	23

Subtotal / Weighted Average				1	337,000	1.4%	82.9%	79.8%	79.8%	78.4%	—%	$35,215		0.7%	23

Total / Weighted Average Unconsolidated Properties				11	13,629,381	57.2%	90.9%	94.5%	93.9%	93.6%	93.9%	$1,127,152		48.2%	293

Manhattan Operating Properties Grand Total / Weighted Average				25	23,811,315	100.0%	88.3%	90.7%	91.5%	91.4%	91.4%	$1,777,200			759
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,254,984		100.0%
Manhattan Operating Properties Same Store Occupancy %					21,472,726	90.2%	88.9%	91.5%	91.7%	91.7%	91.4%
Manhattan Operating Properties Same Store Leased Occupancy %							90.2%	92.0%	92.8%	92.6%	93.0%

(1) The Company owns 50% of the fee interest.

Supplemental Information	29	First Quarter 2023

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Mar-23	Dec-22	Sep-22	Jun-22	Mar-22	($'s)	(SLG%)

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	5.5	100.0	100.0	100.0	100.0	100.0	$3,362	2.2	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	4.2	100.0	100.0	100.0	100.0	100.0	2,586	1.8	1
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	4.1	100.0	100.0	100.0	100.0	100.0	2,250	1.7	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	1.7	100.0	100.0	100.0	100.0	100.0	3,891	4.2	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	22.1	100.0	100.0	100.0	100.0	100.0	40,052	42.8	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	38.2	90.4	90.4	90.4	90.4	90.4	50,404	11.8	5
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	3.2	—	—	—	—	—	—	—	—
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	18.5	88.3	88.3	88.3	88.3	88.3	30,275	32.3	3

Subtotal/Weighted Average				9	304,905	97.5%	90.7%	90.7%	90.7%	90.7%	90.7%	$132,820	96.8%	13

"Non Same Store" Retail
690 Madison Avenue	100.0	Plaza District	Fee Interest	1	7,848	2.5	100.0	100.0	100.0	100.0	100.0	$1,500	3.2	1
Subtotal/Weighted Average				1	7,848	2.5%	100.0%	100.0%	100.0%	100.0%	100.0%	$1,500	3.2%	1

Total / Weighted Average Retail Properties				10	312,753	100.0%	91.0%	91.0%	91.0%	91.0%	91.0%	$134,320	100.0%	14

Residential Properties
	Ownership			# of		Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Average Monthly Rent Per Unit (1)
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Units	Mar-23	Dec-22	Sep-22	Jun-22	Mar-22	($'s)	(SLG%)	($'s)

"Non Same Store" Residential
7 Dey Street	100.0	Lower Manhattan	Fee Interest	1	140,382	209	97.6	89.5	85.6	76.1	59.3	$11,688	100.0	$4,775
Subtotal/Weighted Average				1	140,382	209	97.6%	89.5%	85.6%	76.1%	59.3%	$11,688	100.0%	$4,775

Total / Weighted Average Residential Properties				1	140,382	209	97.6%	89.5%	85.6%	76.1%	59.3%	$11,688	100.0%	$4,775

Suburban Properties
	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Mar-23	Dec-22	Sep-22	Jun-22	Mar-22	($'s)	(SLG%)

"Same Store"
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	7	862,800	100.0	78.3	79.3	80.1	78.3	78.6	$19,615	100.0	101
Subtotal/Weighted Average				7	862,800	100.0%	78.3%	79.3%	80.1%	78.3%	78.6%	$19,615	100.0%	101

Total / Weighted Average Suburban Properties				7	862,800	100.0%	78.3%	79.3%	80.1%	78.3%	78.6%	$19,615	100.0%	101

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	30	First Quarter 2023

SELECTED PROPERTY DATA Development / Redevelopment and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Real Estate Book Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Mar-23	Dec-22	Sep-22	Jun-22	Mar-22	($'s)	(SLG%)

Development / Redevelopment
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	12.7	84.6	84.6	80.0	80.0	95.8	$31,041	31.4	$293,215	5
5 Times Square	31.6	Times Square	Leasehold Interest	1	1,127,931	38.8	22.5	22.5	22.5	N/A	N/A	24,823	15.5	678,372	2
19 East 65th Street	100.0	Plaza District	Fee Interest	1	14,639	0.5	5.5	5.5	5.5	5.5	5.5	32	0.1	12,909	1
185 Broadway	100.0	Lower Manhattan	Fee Interest		50,206	1.7	25.9	25.9	14.1	14.1	14.1	3,227	6.4	49,104	3
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	19.4	17.4	18.1	18.1	25.8	25.8	12,792	25.4	237,720	15
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	26.9	17.7	24.0	24.7	23.2	21.8	10,660	21.2	251,704	20
Total / Weighted Average Development / Redevelopment Properties				5	2,904,776	100.0%	28.1%	29.9%	29.3%	35.4%	38.1%	$82,575	100.0%	$1,523,024	46

Construction in Progress
							Future Equity
					Equity Contributed		Contributions			Financing		Total
Building Address	Usable	Ownership	Estimated	Percentage								Development
	Sq. Feet	Interest (%)	TCO (1)	Leased	Company	Partners	Company		Partners	Drawn	Available	Budget (2)

15 Beekman (3)	221,884	20.0	Q3 2023 (3)	100.0	$14,810	$59,240	$4,092		$16,368	$95,594	$29,406	$219,510
One Madison	1,396,426	25.5	Q4 2023	58.7	276,092	183,794	—	(4)	577,363	534,149	715,851	2,287,249
760 Madison	58,574	100.0	Q3 2023 (5)	(6)	359,450	—	97,295		—	—	—	456,745

Total Construction In Progress					$650,352	$243,034	$101,387		$593,731	$629,743	$745,257	$2,963,504

(1) Temporary Certificate of Occupancy.
(2) Includes fees payable to SL Green, as applicable.
(3) The space is 100% leased to Pace University for 30 years. The academic space was delivered in Q4 2022. The dormitory space is estimated to be delivered in Q3 2023.
(4) The partners' future equity contribution is payable within a specified time frame after TCO. The Company's Equity Contributed is shown net of this funding.
(5) Reflects estimated turn over of retail space to retail tenant.
(6) The flagship retail space, which is comprised of 22,648 square feet, is 100% leased to Giorgio Armani for 15 years.

Supplemental Information	31	First Quarter 2023

SELECTED PROPERTY DATA Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Mar-23	Dec-22	Sep-22	Jun-22	Mar-22	($'s)	100%	SLG%

HIGH STREET RETAIL - Consolidated Properties
690 Madison Avenue	100.0	Plaza District	Fee Interest	1	7,848	0.5	100.0	100.0	100.0	100.0	100.0	$1,500	0.6	1.0	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.7	—	—	—	—	—	—	—	—	—

Subtotal / Weighted Average				2	17,888	1.2%	43.9%	43.9%	43.9%	43.9%	43.9%	$1,500	0.6%	1.0%	1

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.2	100.0	100.0	100.0	100.0	100.0	$3,362	1.3	0.7	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.9	100.0	100.0	100.0	100.0	100.0	2,586	1.0	0.6	1
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	0.9	100.0	100.0	100.0	100.0	100.0	2,250	0.9	0.6	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	3,891	1.5	1.4	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	4.6	100.0	100.0	100.0	100.0	100.0	40,052	15.3	14.0	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	8.0	90.4	90.4	90.4	90.4	90.4	50,404	19.1	3.8	5
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.9	88.3	88.3	88.3	88.3	88.3	30,275	11.5	10.6	3

Subtotal / Weighted Average				8	294,865	19.8%	93.8%	93.8%	93.8%	93.8%	93.8%	$132,820	50.6%	31.7%	13

Total / Weighted Average Prime Retail				10	312,753	21.0%	91.0%	91.0%	91.0%	91.0%	91.0%	$134,320	51.2%	32.7%	14

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	4.1	96.2	96.2	92.8	92.8	92.8	$3,834	1.5	2.7	9
110 Greene Street	100.0	Soho	Fee Interest	1	16,121	1.1	100.0	100.0	100.0	100.0	94.8	4,253	1.6	3.0	3
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	2.2	100.0	100.0	100.0	100.0	100.0	4,676	1.8	3.3	7
185 Broadway	100.0	Lower Manhattan	Fee Interest	1	16,413	1.1	74.5	74.5	43.1	43.1	43.1	3,227	1.2	2.3	3
245 Park Avenue	100.0	Park Avenue	Fee Interest	1	37,220	2.5	50.7	50.7	50.7	N/A	N/A	1,111	0.4	0.8	3
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.7	100.0	100.0	100.0	100.0	100.0	3,530	1.3	2.5	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	54,026	3.6	93.6	100.0	95.8	95.8	95.8	4,810	1.9	3.3	5
461 Fifth Avenue	100.0	Midtown	Fee Interest	1	17,114	1.1	15.9	15.9	15.9	15.9	15.9	903	0.3	0.6	1
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.8	56.7	100.0	100.0	100.0	100.0	3,960	1.5	2.8	6
555 West 57th Street	100.0	Midtown West	Fee Interest	1	53,186	3.6	100.0	100.0	100.0	100.0	100.0	2,997	1.1	2.1	2
625 Madison Avenue (1)	100.0	Plaza District	Leasehold Interest	1	78,489	5.3	72.2	77.6	77.6	84.7	84.7	9,678	3.7	6.3	12
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.7	100.0	100.0	100.0	100.0	100.0	3,264	1.2	2.4	3
750 Third Avenue (1)	100.0	Grand Central North	Fee Interest	1	24,827	1.7	47.5	47.5	47.5	47.5	47.5	1,671	0.6	1.2	5
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.2	98.6	98.6	98.6	98.6	98.6	4,376	1.7	3.1	3
885 Third Avenue (1)	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	12,403	0.8	64.2	64.2	64.2	64.2	64.2	461	0.2	0.3	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	50,494	3.4	85.1	85.1	97.9	100.0	100.0	4,231	1.7	3.0	3
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.2	98.7	100.0	100.0	100.0	100.0	2,550	1.0	1.8	4

Subtotal / Weighted Average				17	582,799	39.1%	81.5%	85.9%	85.4%	89.0%	88.8%	$59,532	22.7%	41.5%	75
(1) Redevelopment properties.

Supplemental Information	32	First Quarter 2023

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of			% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet		Sq. Feet	Mar-23	Dec-22	Sep-22	Jun-22	Mar-22	($'s)	100%	SLG%

OTHER RETAIL - Unconsolidated Properties
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1	34,885		2.3	91.6	91.6	86.6	86.6	86.3	$4,957	1.9	2.5	6
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		6.3	40.6	40.6	23.3	23.3	83.2	9,470	3.6	3.3	3
5 Times Square	31.6	Times Square	Leasehold Interest	1	42,934		2.9	34.4	35.9	35.9	N/A	N/A	2,252	0.9	0.5	1
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	38,657		2.6	100.0	100.0	100.0	100.0	100.0	3,876	1.5	1.5	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.6	96.4	96.4	97.7	97.7	97.7	3,428	1.3	1.4	4
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.7	97.1	97.1	99.6	93.1	93.1	3,568	1.4	1.2	7
220 East 42nd Street	51.0	Grand Central	Fee Interest	1	33,866		2.3	100.0	100.0	100.0	100.0	85.0	2,364	0.9	0.8	5
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	28,219		1.9	93.9	93.9	100.0	100.0	100.0	1,615	0.6	0.6	2
450 Park Avenue	25.1	Park Avenue	Fee Interest	1	6,317		0.4	100.0	100.0	100.0	100.0	N/A	1,284	0.5	0.2	1
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.7	28.3	100.0	100.0	100.0	100.0	373	0.1	0.2	1
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		2.1	98.9	98.9	98.9	81.4	98.9	3,883	1.5	1.4	4
1515 Broadway	56.9	Times Square	Fee Interest	1	185,956		12.4	97.7	97.7	97.7	97.7	98.5	30,186	11.5	12.0	7
Worldwide Plaza	25.0	Westside	Fee Interest	1	10,592	(1)	0.7	78.5	78.5	78.5	78.5	78.5	1,110	0.4	0.2	6

Subtotal / Weighted Average				13	595,683		39.9%	82.3%	83.6%	81.1%	83.1%	93.7%	$68,366	26.1%	25.8%	50

Total / Weighted Average Other Retail				30	1,178,482		79.0%	81.9%	84.7%	83.2%	86.0%	91.2%	$127,897	48.8%	67.3%	125

Retail Grand Total / Weighted Average				40	1,491,235		100.0%	83.8%	86.0%	84.8%	87.1%	91.2%	$262,217	100.0%		139
Retail Grand Total - SLG share of Annualized Rent													$143,370		100.0%

(1) Excludes the theater, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	33	First Quarter 2023

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration (1)	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (2)	Annualized Contractual Rent PSF		Credit Rating (3)
Tenant Name	Property
Paramount Global	1515 Broadway	56.9	Jun 2031	1,603,126	$101,109	$57,632	4.2%	$63.07
	555 West 57th Street	100.0	Dec 2023	137,072	7,023	7,023	0.5	51.24
	555 West 57th Street	100.0	Apr 2029	180,779	9,820	9,820	0.7	54.32
	1515 Broadway	56.9	Mar 2028	9,106	2,113	1,205	0.1	232.09
	Worldwide Plaza	25.0	Jan 2027	32,598	2,525	630	—	77.46
				1,962,681	$122,590	$76,310	5.5%	$62.46		BBB-

Societe Generale	245 Park Avenue	100.0	Oct 2032	520,831	$50,026	$50,026	3.6%	$96.05		A
Credit Suisse (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,184,762	$74,450	$44,670	3.2%	$62.84
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$50,909	$30,545	2.2%	$87.96		A

TD Bank US Holding Company	One Vanderbilt Avenue	71.0	Jul 2041	193,159	$24,898	$17,680	1.3%	$128.90	(4)
	One Vanderbilt Avenue	71.0	Aug 2041	6,843	3,217	2,284	0.2	470.04
	125 Park Avenue	100.0	Oct 2023	6,234	2,026	2,026	0.1	324.96
	125 Park Avenue	100.0	Oct 2030	26,536	1,819	1,819	0.1	68.56
	125 Park Avenue	100.0	Mar 2034	25,171	1,611	1,611	0.1	64.00
				257,943	$33,571	$25,420	1.8%	$130.15		AA-

Carlyle Investment Management LLC	One Vanderbilt Avenue	71.0	Sep 2036	194,702	$32,531	$23,101	1.7%	$167.08	(4)	A-
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$20,661	$20,661	1.5%	$94.66
The City of New York	100 Church Street	100.0	Mar 2034	510,007	$20,586	$20,586	1.5%	$40.36		Aa2

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$20,058	$20,058	1.4%	$58.16
	420 Lexington Avenue	100.0	Jan 2027	7,537	444	444	—	58.89
				352,410	$20,502	$20,502	1.4%	$58.18	(4)	A3

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$40,052	$20,026	1.4%	$578.66		AA-

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$13,494	$13,494	1.0%	$77.52
	11 Madison Avenue	60.0	Sep 2030	104,618	10,487	6,292	0.4	100.24
				278,687	$23,981	$19,786	1.4%	$86.05

Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	557,208	$35,796	$18,256	1.3%	$64.24
Ares Management LLC	245 Park Avenue	100.0	May 2026	175,042	$18,237	$18,237	1.3%	$104.19		BBB+
Cravath, Swaine & Moore LLP	Worldwide Plaza	25.0	Aug 2024	617,135	$70,102	$17,490	1.3%	$113.59
Cooperatieve Rabobank UA	245 Park Avenue	100.0	Sep 2026	109,657	$17,233	$17,233	1.2%	$157.15		A+

McDermott Will & Emery LLP	One Vanderbilt Avenue	71.0	Dec 2042	146,642	$23,308	$16,551	1.2%	$158.95
	420 Lexington Avenue	100.0	Oct 2026	10,043	614	614	—	61.12
				156,685	$23,922	$17,165	1.2%	$152.68

The Toronto Dominion Bank	One Vanderbilt Avenue	71.0	Apr 2042	142,892	$18,792	$13,344	1.0%	$131.51	(4)
	125 Park Avenue	100.0	Apr 2042	52,450	3,474	3,474	0.3	66.23
				195,342	$22,266	$16,818	1.3%	$113.99		AA-

Hess Corp	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$15,443	$15,443	1.1%	$92.38		BBB-
Stone Ridge Holdings Group LP	One Vanderbilt Avenue	71.0	Dec 2037	97,652	$21,428	$15,216	1.1%	$219.43	(4)
Angelo, Gordon Co., L.P.	245 Park Avenue	100.0	Feb 2031	138,669	$13,113	$13,113	0.9%	$94.57

Total				8,342,862	$727,399	$500,604	35.9%	$87.19
(1) Expiration of current lease term and does not reflect extension options.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential and Development / Redevelopment properties.
(3) Corporate or bond rating from S&P, Fitch or Moody's.
(4) Tenant pays rent on a net basis. Rent PSF reflects gross equivalent.

Supplemental Information	34	First Quarter 2023

MANHATTAN TENANT DIVERSIFICATION Unaudited

(1) Excluding residential tenants.

Supplemental Information	35	First Quarter 2023

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s) (2)

Available Space at 12/31/22			2,264,333

Add: Property out of redevelopment	885 Third Avenue		51,490
Less: Property in redevelopment	2 Herald Square		(56,718)

Space which became available during the Quarter (3):
Office
	100 Park Avenue	3	56,817	63,258	$72.15
	110 Greene Street	3	4,746	4,746	90.09
	125 Park Avenue	1	26,953	30,679	74.14
	220 East 42nd Street	2	20,054	22,691	46.04
	280 Park Avenue	1	6,674	6,678	133.33
	420 Lexington Avenue	6	15,042	20,161	66.79
	485 Lexington Avenue	2	19,655	19,800	75.91
	711 Third Avenue	1	5,986	6,516	59.00
	800 Third Avenue	2	13,833	13,848	66.97
	810 Seventh Avenue	2	15,000	17,320	66.47
	919 Third Avenue	1	477,403	517,279	71.36
	1350 Avenue of the Americas	4	20,233	21,002	73.25
	Total/Weighted Average	28	682,396	743,978	$71.19

Retail
	420 Lexington Avenue	1	3,016	3,432	$154.28
	485 Lexington Avenue	2	17,954	18,069	95.02
	800 Third Avenue	1	7,100	7,100	161.22
	1350 Avenue of the Americas	1	240	240	40.00
	Total/Weighted Average	5	28,310	28,841	$117.91

Storage
	220 East 42nd Street	1	592	591	$25.00
	280 Park Avenue	1	300	300	60.00
	800 Third Avenue	1	350	350	20.00
	919 Third Avenue	1	5,454	10,154	13.20
	Total/Weighted Average	4	6,696	11,395	$15.25

	Total Space which became available during the quarter
	Office	28	682,396	743,978	$71.19
	Retail	5	28,310	28,841	$117.91
	Storage	4	6,696	11,395	$15.25
		37	717,402	784,214	$72.10

	Total Available Space		2,976,507

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	36	First Quarter 2023

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF (2)	Prev. Escalated Rent/ Rentable SF (3)	TI / Rentable SF	Free Rent # of Months

Available Space				2,976,507

Office
	10 East 53rd Street	1	10.6	7,446	8,454	$123.91	$120.91	$78.73	7.5
	100 Park Avenue	2	1.9	21,398	23,834	83.51	75.31	2.73	0.4
	110 Greene Street	4	5.6	4,987	5,002	88.74	85.00	37.58	2.9
	125 Park Avenue	2	7.8	51,961	55,850	69.57	74.14	49.58	6.3
	220 East 42nd Street	1	11.0	12,419	14,318	56.00	—	130.16	12.0
	280 Park Avenue	2	5.4	18,332	16,855	94.69	90.96	99.09	5.0
	420 Lexington Avenue	6	4.8	8,042	12,884	60.32	68.18	75.27	4.7
	450 Park Avenue	1	11.0	10,380	10,790	130.00	—	150.00	12.0
	461 Fifth Avenue	1	7.6	6,516	6,933	88.00	90.56	134.30	7.0
	800 Third Avenue	3	6.3	23,600	23,720	59.08	63.83	52.50	4.5
	1350 Avenue of the Americas	1	5.3	1,464	1,558	80.00	80.00	20.00	4.0
	Total/Weighted Average	24	6.9	166,545	180,198	$78.14	$79.21	$66.69	5.8

Storage
	100 Park Avenue	1	4.4	273	216	$40.00	$—	$—	—
	280 Park Avenue	1	2.0	300	300	60.00	60.00	—	—
	800 Third Avenue	1	5.0	350	350	20.00	20.00	—	2.0
	919 Third Avenue	1	20.5	855	2,963	28.00	13.02	—	9.0
	Total/Weighted Average	4	16.7	1,778	3,829	$30.45	$17.59	$—	7.1

Leased Space
	Office (4)	24	6.9	166,545	180,198	$78.14	$79.21	$66.69	5.8
	Storage	4	16.7	1,778	3,829	$30.45	$17.59	$—	7.1
	Total	28	7.1	168,323	184,027	$77.15	$77.06	$65.30	5.8

Total Available Space as of 3/31/23				2,808,184
Early Renewals
Office
	10 East 53rd Street	1	1.1	8,129	8,925	105.00	85.00	—	—
	110 Greene Street	1	1.4	17,559	17,258	70.00	66.63	—	3.0
	420 Lexington Avenue	3	3.6	4,066	4,971	62.23	68.99	4.71	1.9
	555 West 57th Street	2	6.5	207,101	240,739	58.23	53.51	40.00	4.5
	1350 Avenue of the Americas	4	2.5	11,357	12,022	81.87	86.40	6.43	2.1
	Total/Weighted Average	11	5.8	248,212	283,915	$61.49	$56.96	$34.27	4.1

Retail
	1515 Broadway	1	7.0	8,093	9,125	$136.99	$129.40	$—	—
	Total/Weighted Average	1	7.0	8,093	9,125	$136.99	$129.40	$—	—

Storage
	555 West 57th Street	3	7.4	3,832	4,160	$31.21	$33.32	$—	4.8
	Total/Weighted Average	3	7.4	3,832	4,160	$31.21	$33.32	$—	4.8

Renewals
	Early Renewals Office	11	5.8	248,212	283,915	$61.49	$56.96	$34.27	4.1
	Early Renewals Retail	1	7.0	8,093	9,125	$136.99	$129.40	$—	—
	Early Renewals Storage	3	7.4	3,832	4,160	$31.21	$33.32	$—	4.8
	Total	15	5.9	260,137	297,200	$63.38	$58.86	$32.74	4.0

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $80.49/rsf for 100,126 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $66.44/rsf for 384,041 rentable SF.

Supplemental Information	37	First Quarter 2023

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
Wholly-Owned and Consolidated JV Properties

1st Quarter 2023 (4)	8	97,687	97,687	1.1%	$8,742,528	$8,742,528	$89.50	$94.15
2nd Quarter 2023	13	137,471	137,471	1.5%	11,040,195	11,040,195	80.31	76.48
3rd Quarter 2023	20	231,127	231,127	2.6%	11,952,587	11,952,587	51.71	81.95
4th Quarter 2023	25	253,469	253,469	2.7%	17,387,411	17,387,411	68.60	73.46

Total 2023	66	719,754	719,754	7.9%	$49,122,721	$49,122,721	$68.25	$79.57

2024	59	436,850	436,850	4.8%	$25,920,105	$25,920,105	$59.33	$54.68
2025	67	530,089	530,089	5.9%	45,748,073	45,748,073	86.30	67.78
2026	52	1,026,099	1,026,099	11.3%	87,049,087	87,049,087	84.83	76.91
2027	57	731,736	731,736	8.1%	58,876,848	58,876,848	80.46	68.71
2028	45	697,761	697,761	7.7%	51,612,048	51,612,048	73.97	68.55
2029	25	600,746	600,746	6.6%	38,668,393	38,668,393	64.37	61.28
2030	23	822,568	822,568	9.1%	55,995,272	55,995,272	68.07	65.78
2031	16	474,630	474,630	5.2%	35,162,475	35,162,475	74.08	76.95
2032	20	1,245,131	1,245,131	13.8%	93,633,786	93,633,786	75.20	76.90
Thereafter	45	1,773,494	1,773,494	19.6%	108,259,450	108,259,450	61.04	56.82
Grand Total	475	9,058,858	9,058,858	100.0%	$650,048,258	$650,048,258	$71.76	$68.23

Unconsolidated JV Properties

1st Quarter 2023 (4)	6	71,399	40,862	0.6%	$4,398,715	$2,530,655	$61.61	$67.73
2nd Quarter 2023	2	18,950	6,923	0.2%	1,655,405	583,788	87.36	81.90
3rd Quarter 2023	7	53,338	26,894	0.4%	4,662,200	2,347,879	87.41	76.26
4th Quarter 2023	8	126,599	63,691	1.0%	12,943,654	6,500,885	102.24	77.68

Total 2023	23	270,286	138,370	2.2%	$23,659,974	$11,963,207	$87.54	$75.07

2024	31	999,545	347,111	8.0%	$114,111,620	$39,537,671	$114.16	$82.87
2025	27	425,848	224,311	3.4%	41,983,578	22,341,087	98.59	83.50
2026	36	590,898	270,573	4.7%	63,657,995	29,905,498	107.73	91.52
2027	25	274,569	119,489	2.2%	37,393,178	17,358,989	136.19	111.15
2028	31	306,839	171,504	2.5%	33,149,253	18,744,107	108.03	103.08
2029	15	692,925	346,293	5.6%	48,584,748	23,874,991	70.12	75.76
2030	20	473,189	266,712	3.8%	47,296,901	26,809,503	99.95	87.65
2031	22	2,780,297	1,528,336	22.3%	199,706,629	109,045,078	71.83	73.40
2032	15	627,968	317,268	5.0%	49,681,690	25,749,638	79.12	73.39
Thereafter	64	5,036,501	2,769,152	40.3%	467,926,179	279,605,833	92.91	99.42
Grand Total	309	12,478,865	6,499,119	100.0%	$1,127,151,745	$604,935,602	$90.32	$88.13

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of March 31, 2023. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to March 31, 2023.

Supplemental Information	38	First Quarter 2023

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Wholly-Owned and Consolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2023 (4)	—	—	—	—%	$—	$—	$—	$—
2024	—	—	—	—%	—	—	—	—
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
Thereafter	1	7,944	7,944	100.0%	1,500,000	1,500,000	188.82	394.65
	1	7,944	7,944	100.0%	$1,500,000	$1,500,000	$188.82	$394.65
Vacancy (5)		9,944						$271.52
Grand Total		17,888						$326.20

Other Retail
2023 (4)	9	34,983	34,983	7.3%	$8,356,062	$8,356,062	$238.86	$254.14
2024	2	4,660	4,660	1.0%	1,150,622	1,150,622	246.91	119.00
2025	4	29,597	29,597	6.1%	4,442,088	4,442,088	150.09	100.72
2026	5	11,241	11,241	2.3%	1,174,474	1,174,474	104.48	91.00
2027	6	29,485	29,485	6.1%	4,364,461	4,364,461	148.02	104.94
2028	4	8,195	8,195	1.7%	1,514,139	1,514,139	184.76	156.83
2029	4	27,702	27,702	5.8%	2,455,812	2,455,812	88.65	86.47
2030	6	49,798	49,798	10.3%	7,661,715	7,661,715	153.86	126.14
2031	4	18,533	18,533	3.8%	2,057,426	2,057,426	111.01	84.23
2032	9	85,885	85,885	17.8%	6,850,267	6,850,267	79.76	83.14
Thereafter	22	181,657	181,657	37.8%	19,504,692	19,504,692	107.37	89.26
	75	481,736	481,736	100.0%	$59,531,758	$59,531,758	$123.58	$106.74
Vacancy (5)		107,351						$108.35
Grand Total		589,087						$107.04

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of March 31, 2023. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to March 31, 2023.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	39	First Quarter 2023

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Unconsolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2023 (4)	5	58,311	8,027	22.0%	$26,554,419	$3,452,032	$455.39	$410.36
2024	1	7,793	3,897	2.9%	5,768,640	2,884,320	740.23	1,026.56
2025	—	—	—	—%	—	—	—	—
2026	4	74,424	12,346	28.0%	32,923,511	5,796,295	442.38	282.98
2027	1	3,655	399	1.4%	764,954	83,533	209.29	102.98
2028	—	—	—	—%	—	—	—	—
2029	1	31,174	15,587	11.7%	22,506,484	11,253,242	721.96	375.97
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
Thereafter	3	90,246	43,325	34.0%	44,301,655	21,841,902	490.90	440.71
	15	265,603	83,581	100.0%	$132,819,663	$45,311,324	$500.07	$394.79
Vacancy (5)		11,432						$82.39
Grand Total		277,035						$381.90

Other Retail
2023 (4)	—	—	—	—%	$—	$—	$—	$—
2024	6	23,742	8,138	4.9%	2,973,686	1,027,405	125.25	132.40
2025	—	—	—	—%	—	—	—	—
2026	3	20,560	11,166	4.2%	10,168,759	5,707,888	494.59	346.81
2027	5	23,256	11,855	4.8%	11,670,527	6,437,088	501.83	401.93
2028	6	35,258	18,073	7.2%	4,974,398	2,617,956	141.09	132.88
2029	7	63,172	32,186	12.9%	6,176,733	2,959,595	97.78	89.89
2030	2	11,970	6,811	2.5%	6,691,269	3,807,332	559.00	304.49
2031	4	35,169	17,636	7.2%	8,582,383	4,389,614	244.03	229.45
2032	1	5,399	2,753	1.1%	499,412	254,700	92.50	89.83
Thereafter	16	269,552	154,727	55.2%	16,628,351	9,825,121	61.69	66.80
	50	488,078	263,345	100.0%	$68,365,518	$37,026,699	$140.07	$123.32
Vacancy (5)		102,765						$288.19
Grand Total		590,843						$152.00

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of March 31, 2023. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to March 31, 2023.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	40	First Quarter 2023

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	3/31/2023
2001 - 2023 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.7
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	91.9
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	80.3
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	17.7
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	72.5
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	17.4
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	—
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	N/A
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	72.5
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	84.7
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	73.4
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	—
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	90.3
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.9
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.7
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	96.9
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	98.1
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	86.2
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	96.4
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	91.7
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	84.6
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	86.2
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	76.5
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
Jun-22	450 Park Avenue	Park Avenue	25.1	Fee Interest	337,000	445,000	79.8	82.9
Sep-22	245 Park Avenue	Park Avenue	100.0	Fee Interest	1,782,793	1,960,000	91.8	83.9
					42,078,916	$26,258,062

Supplemental Information	41	First Quarter 2023

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2023 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
					27,912,365	$19,318,825	$692

Supplemental Information	42	First Quarter 2023

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	3/31/2023
2005 - 2023 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	90.4
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	N/A
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	N/A
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	—
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	N/A
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	N/A
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	—
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	—
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	100.0
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	100.0	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
Sep-22	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,131,735	1,096,714	22.5	84.6
						14,877,688	$7,563,152

Supplemental Information	43	First Quarter 2023

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2022 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,023	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	95,000	595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
Dec-22	885 Third Avenue - Condominium	Redevelopment	Midtown / Plaza District	100.0	Fee / Leasehold Interest	414,317	300,400	725
						12,118,500	$9,866,722	$814
2023 Dispositions
Feb-23	121 Greene Street	Retail	Soho	50%	Fee Interest	7,131	$14,000	$1,963
						7,131	$14,000	$1,963

Supplemental Information	44	First Quarter 2023

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	3/31/2023
2007 - 2023 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	78.3
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)		Price ($'s/SF)
2008 - 2023 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000		$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000		343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767		143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100		343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500		104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100		208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400		172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600		113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000		320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000		337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000		117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011		316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745		280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000		538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500		106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000		67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400		183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000		102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100		161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581		166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943		155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185		150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,451		301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750		130
					7,433,341	$1,786,133		$240

Supplemental Information	45	First Quarter 2023

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	46	First Quarter 2023

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended
	March 31,
	2023	2022

Net (loss) income attributable to SL Green common stockholders	$(39,731)	$7,751
Add:
Depreciation and amortization	78,548	46,983
Joint venture depreciation and noncontrolling interest adjustments	69,534	60,432
Net (loss) income attributable to noncontrolling interests	(3,962)	349
Less:
Loss on sale of real estate, net	(1,651)	(1,002)
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	(79)	—
Depreciation on non-rental real estate assets	634	721
FFO attributable to SL Green common stockholders and noncontrolling interests	$105,485	$115,796

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022

Net (loss) income	$(38,357)	$(64,050)	$12,211	$(37,949)	$13,485
Interest expense, net of interest income	41,653	37,619	21,824	14,960	15,070
Amortization of deferred financing costs	2,021	1,909	2,043	1,917	1,948
Income taxes	766	2,883	(129)	1,346	947
Depreciation and amortization	78,548	72,947	48,462	46,914	46,983
Loss (gain) on sale of real estate	1,651	23,381	(4,276)	64,378	1,002
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	79	—	—	131	—
Purchase price and other fair value adjustments	(239)	770	1,117	6,168	63
Depreciable real estate reserves	—	6,313	—	—	—
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	140,222	133,169	123,172	113,086	109,663
EBITDAre	$226,344	$214,941	$204,424	$210,951	$189,161

Supplemental Information	47	First Quarter 2023

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended
	March 31,
	2023	2022

Net (loss) income	$(38,357)	$13,485
Equity in net loss on sale of joint venture interest / real estate	79	—
Purchase price and other fair value adjustments	(239)	63
Loss on sale of real estate, net	1,651	1,002
Depreciation and amortization	78,548	46,983
Interest expense, net of interest income	41,653	15,070
Amortization of deferred financing costs	2,021	1,948
Operating income	85,356	78,551

Equity in net loss from unconsolidated joint ventures	7,412	4,715
Marketing, general and administrative expense	23,285	24,776
Transaction related costs, net	884	28
Investment income	(9,057)	(19,888)
Loan loss and other investment reserves, net of recoveries	6,890	—
Non-building revenue	(6,806)	(1,451)
Net operating income (NOI)	107,964	86,731

Equity in net loss from unconsolidated joint ventures	(7,412)	(4,715)
SLG share of unconsolidated JV depreciation and amortization	64,723	58,130
SLG share of unconsolidated JV interest expense, net of interest income	63,146	45,237
SLG share of unconsolidated JV amortization of deferred financing costs	3,062	2,890
SLG share of unconsolidated JV investment income	(313)	(303)
SLG share of unconsolidated JV non-building revenue	(2,298)	(438)
NOI including SLG share of unconsolidated JVs	228,872	187,532

NOI from other properties/affiliates	(54,761)	(12,816)
Same-Store NOI	174,111	174,716

Operating lease straight-line adjustment	204	204
SLG share of unconsolidated JV operating lease straight-line adjustment	192	192
Straight-line and free rent	(4,784)	(1,943)
Amortization of acquired above and below-market leases, net	13	(61)
SLG share of unconsolidated JV straight-line and free rent	(8,824)	(16,592)
SLG share of unconsolidated JV amortization of acquired above and below-market leases, net	(4,433)	(4,530)
Same-store cash NOI	$156,479	$151,986

Lease termination income	(511)	(168)
SLG share of unconsolidated JV lease termination income	(386)	(4,053)
Same-store cash NOI excluding lease termination income	$155,582	$147,765

Supplemental Information	48	First Quarter 2023

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	Camille Bonnel	(416) 369-2140	camille.bonnel@bofa.com
Barclays	Anthony Powell	(212) 526-8768	anthony.powell@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Nicholas Joseph	(212) 816-1909	nicholas.joseph@citi.com
Credit Suisse	Tayo Okusanya	(212) 325-1402	tayo.okusanya@credit-suisse.com
Deutsche Bank	Derek Johnston	(212) 250-5683	derek.johnston@db.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Green Street	Dylan Burzinski	(949) 640-8780	dburzinski@greenstreet.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Peter Abramowitz	(212) 336-7241	pabramowitz@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Mizuho Securities USA	Vikram Malhotra	(212) 282-3827	vikram.malhotra@mizuhogroup.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alex.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	arosivach@wolferesearch.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
JP Morgan Securities	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	49	First Quarter 2023

EXECUTIVE MANAGEMENT

Marc Holliday	Neil H. Kessner
Chairman and Chief Executive Officer	Executive Vice President, General
Counsel - Real Property
Andrew Mathias
President	Maggie Hui
Chief Accounting Officer
Matthew J. DiLiberto
Chief Financial Officer	Harrison Sitomer
Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Robert Schiffer
Executive Vice President, Development
Steven M. Durels
Executive Vice President, Director of	Brett Herschenfeld
Leasing and Real Property	Executive Vice President, Retail and Opportunistic
Investment
Edward V. Piccinich
Chief Operating Officer

Supplemental Information	50	First Quarter 2023